Company Overview January 2017 Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for Rhopressa™ (netarsudil ophthalmic solution) 0.02% relate to the results in its first Phase 3 registration trials named Rocket 1 and Rocket 2, or
Rocket 4 which will be used primarily for European regulatory filing purposes, and for Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% relate to the results in its Phase 3 registration trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including the updated guidance presented herein, are “forward-looking statements”
within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,”
“expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this document and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie Late Stage IOP–Lowering Products
Pre-Clinical Research
•
Rhopressa™
•
Potential for disease modification and neuroprotection
•
AR-13154
•
Significant lesion size reduction in wet AMD
•
Drug Delivery -
Front and back of the eye
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Inhibits ROCK, NET, lowers EVP, targets diseased tissue
•
NDA re-filing expected near end of Q1 2017; entering launch mode
•
Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
•
Fixed combination of Rhopressa™ and latanoprost
•
Two P3’s in process; first P3 achieved primary efficacy endpoint
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
Data on file

FY 2015 U.S. Glaucoma Market = $2.5B; 34M TRx
Market Share in TRx
PGA Market
Non-PGA Market
2015 US Glaucoma Market
Once Daily
2-3 Times Daily
9%
8%
35%
13%
15%
10%
8%
Bimatoprost
Travoprost
Latanoprost
BB
Fixed Combo
AA
CAI
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS MIDAS. IMS NPA

~75% of U.S. Glaucoma Patients Have IOPs
that are
25 mmHg at Time of Diagnosis
Baseline IOP*
The Baltimore Eye Survey
60%
20%
20%
21 mmHg
(Normal Tension Glaucoma)
5,308 Individuals Were Screened for the Prevalence of Primary Open-Angle
Glaucoma (POAG) and the IOP at Time of Diagnosis
92% of Japanese Patients with POAG, IOPs Were
21 mmHg**
*
Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white
and
black
Americans:
The
Baltimore
eye
survey.
Arch
Ophthalmol
1991;109:1090-1095
**
IWASE et al Tajimi study group. Japan Glaucoma Society. Ophthalmology, 2004 Sep, 111 (9): 1641-8.
25 -
34 mmHg
22 -
24 mmHg

Potential drug of choice as
adjunctive therapy to PGAs
when additional IOP lowering
is desired
Potential drug of choice for
patients requiring maximal IOP
lowering
Rhopressa
™
Positioning
Roclatan
™
Positioning
Rhopressa
TM
and
Roclatan
TM
Potential
Product Advantages
Rhopressa
™
Advantages
•
Efficacy vs. other adjunctive
therapies
•
QD PM dose
•
Lack of serious and systemic
AE’s
Roclatan
™
Advantages
•
Efficacy vs. all other
glaucoma therapies
•
QD PM dose
•
Lack of serious and systemic
AE’s

Anterior chamber
The angle
Cornea
The Drainage angle
Trabecular meshwork
Fluid outflow
Iris
Posterior chamber
Lens
Ciliary body

++
Data on file from Aerie Phase 3 clinical trials, Rocket 1, Rocket 2, Rocket 4 and Mercury 1.
Value
of
Rhopressa
TM
++
•
Directed at site of pathology
•
The trabecular meshwork
•
Enhanced compliance
•
Once-a-day dosing
•
Efficacy
•
Achieves noninferiority to timolol where
AA’s (Brimonidine) and CAI’s failed
•
Consistent IOP lowering across broad
baseline range of Mercury 1
•
Additive to prostaglandins
•
Safety
•
Lack of serious and systemic adverse
events

**Rhopressa
TM
achieves non-inferiority to timolol at primary endpoint range of > 20 mmHg to < 25 mmHg
*Rhopressa
TM
achieves non-inferiority to timolol at pre-specified secondary endpoint range of > 20 mmHg to < 24 mmHg; also non-inferior at < 25 mmHg
Rhopressa™ Trials for NDA Resubmission
Near End of Q1 2017
“Rocket 1”
90-Day Efficacy*
Registration Trial
U.S.
“Rocket 1”
90-Day Efficacy*
Registration Trial
U.S.
Rhopressa™ 0.02% QD
202 patients
timolol BID
209 patients
(Total enrollment: 411 patients)
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy**)
Registration Trial
U.S.
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy**)
Registration Trial
U.S.
Rhopressa™ 0.02% QD
251 patients
Rhopressa™ 0.02% BID
254 patients
timolol BID
251 patients
(Total enrollment: 756 patients)
1
Post-hoc analysis
ClinicalTrials.gov Identifier: NCT02207491, NCT02207621
1

Rhopressa™ Phase 3 Trial Data to
Supplement NDA Filing
ClinicalTrials.gov Identifier: NCT02246764, NCT02558374
“Rocket 4”
3 Month Efficacy*
6 Month Safety
“Rocket 4”
3 Month Efficacy*
6 Month Safety
Rhopressa™ 0.02% QD
351 patients
timolol BID
357 patients
*Rhopressa™
achieves
non-inferiority
to
timolol
at
primary
endpoint
range
of
>
20
mmHg to < 25 mmHg; also non-inferior at pre-specified range up to < 28 mmHg
“Mercury 1”
One Year Safety
(3 Mo. Interim
Efficacy**)
Registration Trial
“Mercury 1”
One Year Safety
(3 Mo. Interim
Efficacy**)
Registration Trial
Roclatan™ QD
238 patients
Rhopressa™ 0.02% QD
244 patients
Latanoprost QD
236 patients
**Rhopressa™
achieves
non-inferiority
to
latanoprost
at
pre-specified
secondary
endpoint range of > 20 mmHg to < 25 mmHg

IOP mmHg + SEM
25
24
23
22
21
20
19
18
17
16
15
23.4
19.2
19.3
19.5
19.1
19.3
19.6

Rocket 2: 12 Month 8am IOP
Safety Population, Completed Patients (<27 mmHg)
•
Difference in 8am mean IOP from
Day 90 (Month 3) to Month 12:
Rhopressa
TM
QD:
•
Full population: +0.1 mmHg
•
Subset analyses: -0.3 to +0.3 mmHg
Timolol
BID:
•
Full population: +0.5 mmHg
•
Subset analyses: +0.1 to +1.4 mmHg
Day 90
Month 12
AR-13324 0.02% QD
(n=118)
BL
W2
W6
M3
M6
M9
M12
Data
on
file:
Interim
12-month
safety
AR-13324
–
CS302

Rocket 2: Safety/Tolerability Overview of
Rhopressa™
QD
(Interim
12-Month)
*  Incidence of conjunctival hyperemia ~50% including baseline at ~20%
•
There
were
no
drug-related
serious
adverse
events
(SAEs)
•
No
new
adverse
events
introduced
over
the
twelve-month
period
•
The
most
common
adverse
event
was
conjunctival
hyperemia
with
~50%
incidence*,
the
majority
mild
•
Other
ocular
AEs
•
AEs
occurring
in
~5-23%
of
patients
included:
conjunctival
hemorrhage,
corneal
verticillata,
blurry
vision
and
reduced
visual
acuity

12
Rhopressa™
QD Adverse Events Summary
Data on File: Interim 12-month safety AR-13324-CS302
Hyperemia
–
absent
or
sporadic
for
~90%
of
patients
-
~10% of patients had hyperemia AE at all 6 study visits
Conjunctival
Hemorrhage
–
sporadic
subconjunctival
petechiae
-
none noted at month 12 visit
Corneal
Verticillata
–
asymptomatic
non-toxic
lipid
deposits
-
high resolution rate
Visual
Acuity
Reduced
–
sporadic,
mostly
single
visit,
only
one
eye
-
incidence reduced over time
Vision
Blurred
–
sporadic
and
significantly
reduced
over

months

When Present, 80% of Rhopressa QD Hyperemia Graded as Mild* Data on File: AR-13324 – CS302 TM Grade Image Description 0 None/Normal 1 Mild 2 Moderate 3 Severe For illustrative purposes only 13

Twenty-four-hour IOP
DIURNAL
NOCTURNAL
DIURNAL
IOP (mmHg)
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
Baseline
Netarsudil
3:00 PM
6:00 PM
9:00 PM
12:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00 PM

Rhopressa™ 24-hour IOP Pilot Study
Demonstrates Effective Nocturnal Efficacy
(n=8)
(n=8)
**
**
**
***
**
**
***
***
**
p<0.01
***
p<0.001
•
Netarsudil
(active ingredient of Rhopressa™) equally effective during
nocturnal and diurnal periods
•
Current glaucoma medications either have no efficacy at night (beta blockers,
alpha
agonists)
or
reduced
efficacy
at
night
(PGAs,
CAIs)
1
-
6
Data on File: AR-13324-CS204
1.
Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395.  2. Gulati V, et al.  Arch Ophthalmol. 2012; 130:677-684. 3.  Liu JH, et al. Ophthalmology. 2009; 116:449-
454.  4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9.  5. Fan S et al. J Glaucoma.  2014; 23:276-81.  6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257.

Roclatan™ Registration Trial Design
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
Roclatan™ QD
~230 patients
Comparator (TBD)
~230 patients
*    ClinicalTrials.gov Identifier: NCT02558400
**   ClinicalTrials.gov Identifier: NCT02674854
Roclatan™ QD
238 patients
Rhopressa™ 0.02% QD
244 patients
latanoprost QD
236 patients
“Mercury 1”*
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
“Mercury 2”**
90-Day Efficacy
Registration Trial
U.S. and Canada
“Mercury 3”
6 Mo. Efficacy and
Safety
Registration Trial
Europe

•
Roclatan™ met the criteria for demonstrating statistical superiority over both latanoprost and Rhopressa™ for the primary efficacy analysis
•
IOP-lowering effect of Roclatan™ was greater (1-3 mmHg) than monotherapy with either latanoprost or Rhopressa™ throughout the duration of the study
•
Roclatan
reduced mean diurnal IOPs to 16 mmHg or lower in 61%
of patients, a significantly higher percentage than observed in the comparator arms
•
The Rhopressa
arm achieved non-inferiority to latanoprost in the
pre-specified range of >20 mmHg to <25 mmHg
Mercury 1: Roclatan
Achieves Primary
Clinical Endpoint
Data on file and PG324 -
CS301 Top Line Data
TM
TM
TM

Roclatan™ (n=238)
Rhopressa™ (n=244)
Latanoprost (n=236)
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
***
Pre-Study
8AM Qual 1
8AM 10AM 4PM Baseline
8AM 10AM 4PM Week 2
8AM 10AM 4PM Week 6
8AM 10AM 4PM Month 3

Roclatan™
Achieved Statistical Superiority Over
Individual Components at All 9 Time Points
Mean IOP at Each Time Point  (ITT)
***p<0.0001 vs Latanoprost and Rhopressa™
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Mercury 1: Roclatan
Phase 3 Responder
Analysis
***
***
***
***p<0.0001 vs Latanoprost and Rhopressa
###
p<0.0001 vs
Rhopressa
, p<0.05 vs Latanoprost
Data on file and PG324 -
CS301 Top Line Data
Day 90:  % of Patients with IOP Reduced to 18 mmHg or Lower
14%
23%
32%
42%
54%
15%
25%
39%
54%
69%
33%
44%
61%
71%
82%
0%
20%
40%
60%
80%
100%
14 mmHg
15 mmHg
16 mmHg
17 mmHg
18 mmHg
IOP on Treatment
Rhopressa™ (n=198)
Latanoprost
(n=223)
Roclatan™ (n=200)
###
###
TM
TM
TM

Mercury 1: Safety/Tolerability Overview of
Roclatan
•
There were no drug-related serious adverse events
(SAEs)
•
There was no evidence of treatment-related systemic
effects
•
The most common adverse event was conjunctival
hyperemia with ~50% incidence*, ~80% mild on
biomicroscopy
•
Other ocular AEs
–
AEs occurring in ~5-11% of subjects receiving Roclatan
included: conjunctival hemorrhage, eye pruritus, lacrimation increased and cornea verticillata.
* Incidence of conjunctival hyperemia ~50% including baseline at ~20%
Data on file and PG324 -
CS301 Top Line Data
TM
TM

Expanding Aerie Franchise to Europe and Japan
•
Europe
•
Current clinical plan expected to satisfy EU regulatory requirements
(including Rocket 4 for Rhopressa
and Mercury 3 for Roclatan
TM
)
•
Establishing KOL relationships in top 5 countries
•
Currently developing EU commercialization strategy
•
Expect to file EU MAA for Rhopressa™ near year-end 2017
•
Japan
•
Discussions regarding potential Rhopressa™
out-licensing are ongoing
•
Also preparing to advance clinical development on our own / with CRO
•
Conferring with PMDA to confirm path to approval
TM

Advancing Earlier-Stage Pipeline
Data on file
•
Rhopressa™
•
Potential for disease modification
•
AR-13154
•
Significant lesion size reduction in wet AMD
•
Drug Delivery
•
Rhopressa™: Front of the eye
•
AR-13154: Back of the eye

Netarsudil* Causes Expansion of TM Tissue,
Opening Spaces for Increased Outflow
Dan Stamer (Duke), Haiyan Gong (Boston University)
Control
+ Netarsudil
TM: Trabecular Meshwork
SC: Schlemm’s
Canal
Control = buffered saline solution
*Active ingredient of Rhopressa™
Source:
The
Mechanisms
of
Increasing
Outflow
Facility
by
AR-13324M
in
Human
Eyes.
Haiyan
Gong,
Ruiyi
Ren,
Guorong
Li,
Casey
Kopczynski, Daniel Stamer
Increasing Trabecular
Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma

Rhopressa
TM
Blocks TGF-beta-Induced Expression
of Fibrosis Proteins in Cultured Human TM Cells
P. Vasantha Rao, Duke University
•
TGF
2: Transforming growth factor
2; SMA: Smooth muscle actin; FSP1: Fibroblast-specific protein 1
•
Pattabiraman,
Padmanabhan
P.,
et.
Al.,
(2015
AOPT
Meeting)
“Effects
of
Rho
Kinase
inhibitor
AR-13324
on
actin
cytoskeleton
and
TGF
2
and
CTGF-
induced
fibrogenic
activity
in
Human
Trabecular
Meshwork
Cells”.
TGF-beta Levels are Elevated in the Aqueous Humor of
Patients with Glaucoma
Control
TGF
2 (8ng/ml)
TGF
2 (8 ng/ml) +
AR-13324* (500nM)

•

Before
TM
SC
After
TM
SC

Relative pre-treatment
*
*

Live Imaging of Rhopressa
-induced
Increase in Trabecular Meshwork Outflow
Rhopressa
TM
-induced increase in trabecular outflow of aqueous
humor visualized in real time using live-animal OCT imaging in mice
•
First study to show glaucoma drug affecting target tissue in real time
Rhopressa
TM
Treatment
Blue shading shows Schlemm’s Canal expanding due to enhanced fluid flow through TM
Rhopressa
TM
Li G. et al. Visualization of conventional outflow tissue responses to netarsudil in living mouse eyes.
Eur J Pharmacol. 2016 Apr 13. pii: S0014-2999(16)30206-0
before
after
0
0.5
1
1.5
2
intensity
area
TM

AR-13154 is ROCK Inhibitor with Additional
Activity Against PKC, PDGFR and JAK Kinases
•
182 Aerie compounds
screened against 469
human kinases
•
AR-13154 identified as lead
compound to address:
•
Vascular dysfunction
ROCK, PKC, PDGFR
•
Fibrosis
ROCK, PKC, PDGFR
•
Inflammation
ROCK, JAK
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
ROCK

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Percent of Control (+SEM)

Topical AR-13154(S) Provides Additive
Efficacy to
Eylea® in Proliferative Diabetic Retinopathy Model
-37%
-34%
-57%
**
***
***
***
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically
from P12 to P17
Eylea
®
delivered IP
Confirms AR-13154(S)
potential as
monotherapy and as
adjunct to anti-VEGF
therapies
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
120%
100%
80%
60%
40%
20%
0%
Vehicle Control
(n=55)
AR-13154(S)
topical
(n=28)
Eylea
1mg/kg IP (n=26)
AR-13154(S) +
Eylea (n=18)
Total Neovascular
Area

AR-13154 Efficacy Driven Primarily by ROCK,
PKC Inhibition in Retina
Retinal tissue
harvested from OIR
mouse model
AR-13154 effectively
converted to active
metabolite by
esterases
Active metabolite
keeps ROCK, PKC
activity, loses
PDGFR, JAK activity
Retinal
Esterases
X
AR-13154
Active
Inactive
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
ROCK  JAK
PKC PDGFR
ROCK
PKC

abnormal pressure
inside eye
damage to optic nerve

Products in Development: Preclinical
•
Netarsudil* sustained-release implant for Glaucoma
•
Single
injection
to
lower
IOP
for
3
–
6
months
•
Potential for increased efficacy, reduced ocular
side effects, neuroprotection
•
Addresses problem of patient adherence to daily drops
and gives control to the physician
•
AR-13154 implant for AMD, DR/DME
•
ROCK/PKC/PDGFR/JAK multi-kinase inhibitor
•
Addresses multiple drivers of disease -
fibrosis,
inflammation, vessel leakage and neovascularization
•
Efficacy demonstrated as monotherapy and
as adjunct to anti-VEGF therapy (preclinical)
•
Potential to improve long-term outcomes
* Active ingredient of Rhopressa™

Summary
•
Key Clinical Priorities
•
Rhopressa
TM
: NDA resubmission expected near end of Q1 2017
•
Research Initiatives
•
Rhopressa™
disease modification, neuroprotection, sustained release
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ proprietary molecules
•
Business Development and Expansion Opportunities
•
Drug delivery opportunities for front and back of the eye
•
EU/JP clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Fully Financed*
Rocket 4 completion
Mercury 3 commencement 1H 2017 (EU)
Mercury 1 and Mercury 2 completion
•
Roclatan
TM
:
* $255.6 million in cash and investments at 9/30/16

2016
2017
Rhopressa™ and Roclatan™
Key Milestones

Q3-2017: Roclatan™
P3 Mercury 1
Topline safety (12 mos)
Near YE 2017: Roclatan™
NDA filing expected
1H-2017: Roclatan™
P3 Mercury 3 (EU)
to be initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Near End of Q1-2017:
Rhopressa™ NDA re-filing
expected
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
initiated
Q2-2017: Rhopressa™
Rocket 4 Topline safety  (6 mos)